UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of earliest event reported): February 27, 2013

Synthesis Energy Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33522	20-2110031
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Riverway, Suite 300, Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

(713) 579-0600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective upon the approval of the Compensation Committee of the Board of Directors of Synthesis Energy Systems, Inc. (the “Company”) on February 27, 2013, the Company and Mr. Rigdon entered into a letter agreement whereby Mr. Rigdon elected to reduce his total compensation from $420,000 to $210,000, or a reduction of $210,000, for the twelve month period from March 1, 2013 through February 28, 2014. In exchange for such election, he received a grant of a non-qualified stock option (the “Option”) exercisable for 246,538 shares of the common stock of the Company.

The number of shares underlying the Option was determined by dividing $210,000 by $0.8518, which is the fair value of the Option as determined using the Black-Scholes valuation method typically utilized by the Company. The exercise price of the Option ($1.10) was determined based on the fair market value of the common stock on the date of approval by the Compensation Committee. The Option will vest in equal monthly installments over twelve months. The term of the Option is ten years from the award date. The vested portion of the Option will not be forfeitable upon Mr. Rigdon’s termination for any reason, but the entire unvested portion would be forfeited.

A copy of the letter agreement is filed herewith as Exhibit 10.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The text set forth in Item 1.01 regarding the terms and conditions of the letter agreement with Robert Rigdon is incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of business acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits

10.1	Amended and Restated Employment Agreement between the Company and Robert Rigdon dated April 8, 2011 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 8, 2011).

*10.2	Letter Agreement between Robert Rigdon and the Company dated February 27, 2013.

* = Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: March 4, 2013	/s/ Robert Rigdon
Robert Rigdon
President and Chief Executive Officer

EXHIBIT INDEX

10.1	Amended and Restated Employment Agreement between the Company and Robert Rigdon dated April 8, 2011 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 8, 2011).

*10.2	Letter Agreement between Robert Rigdon and the Company dated February 27, 2013.

* = Filed herewith